Registration No.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              MARTIN COLOR-FI, INC.
             (Exact name of registrant as specified in its charter)


            South Carolina                              57-0879569
    (State or other jurisdiction of                  (I.R.S. Employer
    incorporation or organization)                  Identification No.)


                306 Main Street, Edgefield, South Carolina 29824
              (Address of principal executive offices and zip code)


                              MARTIN COLOR-FI, INC.
                           1994 INCENTIVE STOCK OPTION
                       AND STOCK APPRECIATION RIGHTS PLAN
                              (Full title of Plan)


           Gregory W. Anderson, Esquire                    Copies to:
            Corporate Counsel                     George S. King, Jr., Esquire
          Martin Color-Fi, Inc.                  Suzanne Hulst Clawson, Esquire
             306 Main Street                          Sinkler & Boyd, P.A.
     Edgefield, South Carolina 29824              1426 Main Street, Suite 1200
 (Name and address of agent for service)         Columbia, South Carolina 29201

            (803) 637-7000                               (803) 779-3080
(Telephone number, including area code,
 of agent for service)



                                          Calculation of Registration Fee
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     Proposed
                                                           Proposed                   maximum
  Title of securities          Amount to be            maximum offering         aggregate offering            Amount of
   to be registered            registered(1)          price per share(2)             price(2)              registration fee
--------------------------------------------------------------------------------------------------------------------------------
     Common Stock,
     no par value           1,505,165 shares              $1.50                   $2,257,747.50               $666.04
--------------------------------------------------------------------------------------------------------------------------------


(1) This registration statement also covers such indeterminable number of additional shares as may become issuable to prevent dilution in the event of stock splits, stock dividends or similar transactions pursuant to the terms of the Plan.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, based on the average of the bid and asked per share prices reported by the NASDAQ on August 25, 1998.

                                                        Exhibit Index on page 6

     The contents of Registration Statement No. 333-15029 are incorporated herein by reference. This Registration Statement is being filed to increase from 294,835 shares to 1,800,000 shares the number of shares issuable pursuant to the Martin Color-Fi, Inc. 1994 Incentive Stock Option Plan and Stock Appreciation Rights Plan and the number of shares registered for issuance pursuant thereto. Amendments to the Plan are also included in Exhibit 4.1 to this filing. Shareholder approval of the amendments was obtained at the 1998 Annual Meeting of Shareholders.

     The disclosure regarding accelerated payment on senior debt in default reported in the Form 8-K filed with the Securities and Exchange Commission on August 12, 1998 and incorporated herein by reference and in the Form 10-Q for the quarter ended June 28, 1998 filed with the Securities and Exchange Commission on August 17, 1998 and incorporated herein by reference should be read in conjunction with the financial statements for the year ended December 31, 1997 included in the annual report on Form 10-K and also incorporated herein by reference.

Item 8.  Exhibits.

          4.1 Martin Color-Fi, Inc. 1994 Incentive Stock Option and Stock Appreciation Rights Plan, as amended.

          4.2 Restated Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form S-1 filed March 4, 1993, as amended, Registration No. 33-59124 (the "S-1 Registration Statement")).

          4.3 First Amendment to Restated Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.2 of the S-1 Registration Statement).

          4.4 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.3 of the S-1 Registration Statement).

         4.5      First   Amendment  to  Amended  and  Restated  Bylaws  of  the
                  Registrant (incorporated by reference to Exhibit 4.5 to the Registrant's Form 10-Q for the quarter ended June 30, 1994).

          5       Opinion of Sinkler & Boyd, P.A.

         23.1     Consent of Ernst & Young LLP.

         23.2     Consent of Sinkler & Boyd, P.A. (included in Exhibit 5).

         24       Power of Attorney

                                   SIGNATURES

The Registrant

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Edgefield, State of South Carolina on August 25, 1998.


                              MARTIN COLOR-FI, INC.


                              By: s/James F. Martin
                                  ----------------------------------------------
                                   James F. Martin
                                   Chairman and Chief Executive Officer




     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following person in the capacities indicated on August 25, 1998.



                              By:   s/Bret J. Harris
                                    --------------------------------------------
                                    Bret J. Harris
                                    Chief Financial Officer
                                    (Principal Accounting and Financial Officer)

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities indicated on August 25, 1998.


s/James F. Martin
------------------------
James F. Martin                  Chairman of the Board, Chief Executive
                                 Officer and President


s/Gregory W. Anderson
------------------------
Gregory W. Anderson              Corporate Counsel and Director


*s/W. Fred Davis, Jr.
------------------------
W. Fred Davis, Jr.               Director


s/Bret J. Harris
------------------------
Bret J. Harris                   Director and Chief Financial Officer


*s/James C. Hite
------------------------
James C. Hite                    Director


*s/Jack J. Jackson
-------------------------
Jack J. Jackson                  Director


*s/George L. Rainsford
-------------------------
George L. Rainsford              Director


*s/Bettis C. Rainsford
-------------------------
Bettis C. Rainsford              Director


*s/Jerry E. Trapnell
-------------------------
Jerry E. Trapnell                Director


*By: Bret J. Harris
     -----------------------
     Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT

4.1 Martin Color-Fi, Inc. 1994 Incentive Stock Option and Stock Appreciation Rights Plan, as amended.

4.2 Restated Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form S-1 filed March 4, 1993, as amended, Registration No. 33-59124 (the "S-1 Registration Statement")).

4.3 First Amendment to Restated Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.2 of the S-1 Registration Statement).

4.4      Amended and Restated  Bylaws of the Registrant  (incorporated
         by  reference   to  Exhibit  3.3  of  the  S-1   Registration
         Statement).

4.5 First Amendment to Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 4.5 to the Registrant's Form 10-Q for the quarter ended June 30, 1994).

5        Opinion of Sinkler & Boyd, P.A.

23.1     Consent of Ernst & Young LLP

23.2     Consent of Sinkler & Boyd, P.A.
           (included in Exhibit 5)

24      Power of Attorney




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